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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                 ____________________

                                       FORM 8-K


                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                 ____________________

           Date of Report (Date of earliest event reported):  June 26, 1997


                                     CHATTEM, INC.
                (Exact name of registrant as specified in its charter)


  Tennessee                       0-5905                      62-0156300
(State of                (Commission File No.)              (IRS Employer
incorporation)                                              Identification No.)


               1715 West 38th Street, Chattanooga, Tennessee  37409
             (Address of principal executive offices, including zip code)


                                    (423) 821-4571
                 (Registrant's telephone number, including area code)

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Item 5.  Other Events.

          On June 26, 1997, Chattem, Inc. (the "Company") and Signal Investment & Management Co., a wholly-owned subsidiary of the Company, acquired the dietary supplements and homeopathic product lines sold under the SUNSOURCE, REJUVEX, MELATONEX, ECHINEX, PROPALMEX and GARLIQUE trademarks (the "Sunsource Products") from Sunsource International, Inc. and Mindbody, Inc. (the "Sellers"). For the purchase of the Sunsource Products, the Company paid $28.1 million in cash at closing and issued 300,000 shares of the Company's common stock. The purchase agreement provides that the Company may pay the Sellers as additional purchase price up to $15.75 million depending upon the sales levels of the acquired product lines during the six year period following the acquisition.

          In connection with the acquisition of the Sunsource Products, the Company entered into an amended and restated $95.0 million credit facility with NationsBank of Tennessee, N.A. as agent for a syndicate of lenders, consisting of a $50.0 million and a $45.0 million credit facility. The proceeds of the credit facilities will be used to repay the Company's existing bank indebtedness, fund a portion of the purchase price for the Sunsource Products and provide working capital for the Company.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

        (c)    Exhibits

               28.1 Asset Purchase and Sale Agreement dated May 23, 1997 by and among Chattem, Inc., Signal Investment & Management Co. and Sunsource International, Inc. and Mindbody, Inc. (without schedules and exhibits).

               28.2 Amended and Restated Credit Agreement (New Credit Agreement)
                    by and among Chattem, Inc., Signal Investment & Management Co. and the Lenders identified therein dated as of June 26, 1997 (without schedules and exhibits).

               28.3 Amended and Restated Credit Agreement (Supplemental Credit
                    Agreement) by and among Chattem, Inc., Signal Investment & Management Co. and the Lenders identified therein dated as of June 26, 1997 (without schedules and exhibits).

               28.4 Press Release dated June 26, 1997.

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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 26, 1997                      CHATTEM, INC.

                                   By: /s/ Robert E. Bosworth
                                       -----------------------------
                                       Robert E. Bosworth,
                                       Executive Vice President
                                        and Chief Financial Officer

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